Refund liabilities	12 Months Ended
Dec. 31, 2021
Refund Liabilities
Refund liabilities

5.29	Refund liabilities

A refund liability has to be recognized when the customer already provided a consideration which is expected to be refunded partially or totally. It is measured at the amount the Company has an obligation to repay or amounts which did not meet the criteria for revenue recognition in the past, but there are no remaining goods and services to be provided in future.

Development of refund liabilities:

€ in thousand	2021	2020
Balance as at January 1	111,426	6,553
Additions	159,179	109,296
Payments	(18,022)	(477)
Other releases	(15,198)	—
Interest expense capitalized	8,478	3,640
Exchange rate difference	8,718	(7,586)
Balance as at December 31	254,581	111,426
Less non-current portion	(158,970)	(97,205)
Current portion	95,611	14,222

As at December 31, 2021, €79.6 million (thereof €75.2 million non-current) related to the collaboration with Pfizer Inc. (see Note 5.1), €166.9 million (thereof €77.3 million non-current) related to the UK Supply Agreement (see Note 5.5.2), €6.4 million (thereof €6.3 million non-current) related to the expected payment to GSK related to the termination of the SAA in 2019 (see Note 5.1). Other releases related to reductions in refund liabilities in the wake of revaluations that increased contract liabilities.

As at December 31, 2020, €81.9 million (thereof €70.0 million non-current) related to the collaboration with Pfizer Inc. (see Note 5.1), €20.9 million (all non-current) related to the UK Supply Agreement (see Note 5.5.2), €6.3 million (all non-current) related to the expected payment to GSK related to the termination of the SAA in 2019 (see Note 5.1) and €2.3 million related to refund liabilities to customers related to rebate programs and right to return products.

Expected cash outflows for refund liabilities are disclosed under Note 5.2.5.